UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(D) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (date of earliest event reported): September 7, 2006

Delta Financial Corporation
(Exact Name of Registrant as Specified in Charter)

Delaware	1-12109	11-33336165
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer ID Number)

1000 Woodbury Road, Suite 200, Woodbury, New York  11797-9003
                                                                                                                          (Address of principal executive offices)            (Zip Code)

Registrant's telephone number, including area code: (516) 364-8500

N/A
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[  ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[  ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[  ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 4.01. Changes in the Registrant’s Certifying Accountant.

On September 7, 2006, Delta Financial Corporation (the “Registrant”) dismissed its former independent registered public accounting firm, KPMG LLP (“KPMG”).  The registrant expects to engage a new independent registered public accounting firm (the “New Independent Accounting Firm”), after completion of customary acceptance procedures, within the next few weeks. The decision to change accounting firms was made by the Audit Committee of the Board of Directors of the Registrant.

KPMG’s reports on the Registrant’s financial statements as of and for the years ended December 31, 2005 and 2004 did not contain an adverse opinion or a disclaimer of opinion, nor were such reports qualified or modified as to uncertainty, audit scope or accounting principles. KPMG’s audit reports on management’s assessment of the effectiveness of internal control over financial reporting and the effectiveness of internal control over financial reporting as of December 31, 2005 did not contain an adverse opinion or a disclaimer of opinion, nor were such reports qualified or modified as to uncertainty, audit scope or accounting principles.

During the years ended December 31, 2005 and 2004, and the subsequent interim periods until the change, there have been: (1) no disagreements with KPMG on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreements, if not resolved to the satisfaction of KPMG would have caused KPMG to make reference to the subject matter of the disagreements in connection with its reports; and (2) no other “reportable events” as defined in Item 304(a)(1)(v) of Regulation S-K.

During the years ended December 31, 2005 and 2004, and the subsequent interim periods until the change, the Registrant did not consult with the New Independent Accounting Firm regarding any of the matters or events set forth in Item 304(a)(2)(i) and (ii) of Regulation S-K.

On September 7, 2006, the Registrant provided KPMG with a copy of its disclosures in this Form 8-K and requested in writing that KPMG furnish the Registrant with a letter addressed to the Securities and Exchange Commission (the “SEC”) stating whether or not KPMG agrees with such disclosures. KPMG has furnished the Registrant with a copy of a letter addressed to the SEC stating that it agrees with the statements above. A copy of KPMG’s letter, dated September 13, 2006, is filed as Exhibit 16.1 to this Form 8-K.

Item 9.01. Financial Statements and Exhibits

16.1  Letter from KPMG LLP to the SEC Regarding Change in Certifying Accountant

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

DELTA FINANCIAL CORPORATION

Date: September 13, 2006	By:	/s/ Marc E. Miller

Name: Marc E. Miller Title: Senior Vice President and Secretary